UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
——————————
FORM 8-K
——————————
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2022

——————————

Shoals Technologies Group, Inc.
(Exact name of registrant as specified in its charter)
——————————

Delaware	001-39942		85-3774438
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1400 Shoals Way	Portland	Tennessee	37148
(Address of principal executive offices)			(Zip Code)

	(615)	451-1400
(Registrant’s telephone number, including area code)

——————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 Par Value	SHLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 21, 2022, Dean Solon resigned from the board of directors (the “Board”) of Shoals Technologies Group, Inc. (the “Company”), effective as of such date. Mr. Solon’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Solon for his service to the Company and its shareholders.

As a result of Mr. Solon’s resignation, on February 24, 2022, the Board decreased the size of the Board from eight to seven directors.

Item 8.01. Other Events.

The Board determined that the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) will be held virtually by means of remote communication on Thursday, May 5, 2022.

Since the Company has not previously held an annual meeting of shareholders, shareholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2022 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) or pursuant to the Amended and Restated Bylaws of the Company (the “Bylaws”) must be received at the Company’s principal executive office not later than the close of business on March 7, 2022 (which the Company believes is a reasonable time before it begins to print and send its proxy materials).

In addition to complying with the March 7, 2022 deadline, shareholder director nominations and proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Delaware corporate law and the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shoals Technologies Group, Inc.

By:	/s/ Jason Whitaker
	Name:	Jason Whitaker
	Title:	Chief Executive Officer

Date: February 24, 2022